================================================================================



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2004



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)



        Illinois                       1-12936                   36-3228472
(State of Incorporation)        (Commission File Number)     (I.R.S. Employer
                                                             Identification No.)

                      2701 Spruce Street, Quincy, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)


================================================================================

INFORMATION TO BE INCLUDED IN THIS REPORT



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99 Press release dated February 27, 2004, reporting year-end 2003 financial results for Titan International, Inc.



Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On February 27, 2004, Titan International, Inc. issued a press release reporting its year-end 2003 financial results. A copy of the press release is furnished herewith as Exhibit 99.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         TITAN INTERNATIONAL, INC.
                                                (Registrant)



Date:  February 27, 2004                 By:  /s/ Kent W. Hackamack
     -------------------                    ------------------------------------
                                         Kent W. Hackamack
                                         Vice President of Finance and Treasurer
                                         (Principal Financial Officer and
                                          Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

99 Press release dated February 27, 2004, reporting year-end 2003 financial results for Titan International, Inc.